UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 25, 2022
Date of Report (date of earliest event reported)
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39733 (Commission File Number)	98-1550429 (I.R.S. Employer Identification Number)
8226 Philips Highway, Suite 101 Jacksonville, Florida 32256
(Address of principal executive offices and zip code)
(650) 701-7722
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RDW	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	RDW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective August 25, 2022, Chris Edmunds was appointed Senior Vice President and Chief Accounting Officer of Redwire Corporation (the “Company”) and assumed the role of principal accounting officer.
Mr. Edmunds, age 38, has served as the Company's Senior Vice President and Corporate Controller since April 2022 and Corporate Controller since November 2020. Prior to joining the Company, Mr. Edmunds served in various roles of increasing responsibility at Ernst & Young LLP from July 2006 to November 2020. Mr. Edmunds is a Certified Public Accountant registered with the states of Florida and Georgia. Mr. Edmunds earned a bachelor’s degree in accounting from Samford University and a master's degree in accounting from the University of Notre Dame.
There were no new compensatory arrangements or modifications to existing compensatory arrangements, nor were there any grants or awards made to Mr. Edmunds, in connection with his appointment as the Company’s Senior Vice President and Chief Accounting Officer. Mr. Edmunds will continue to be eligible to participate in the Company’s compensation and benefit plans and programs made available to the Company’s employees.
The selection of Mr. Edmunds to serve as Senior Vice President and Chief Accounting Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Edmunds and any director or executive officer of the Company, and there are no transactions between Mr. Edmunds and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2022

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer and Director